SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2005

Date of Report

(Date of earliest event reported)

HouseValues, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-51032	91-1982679
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11332 NE 122nd Way, Kirkland, WA 98034

(Address of Principal Executive Offices, including Zip Code)

(425) 952-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On April 26, 2005, HouseValues, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued by HouseValues, Inc., dated April 26, 2005.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HouseValues, Inc.

	By	/s/ John Zdanowski
Dated: April 26, 2005		John Zdanowski
Chief Financial Officer

Exhibit Index

99.1	Press release issued by HouseValues, Inc., dated April 26, 2005.